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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - February 13, 2003


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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                       001-31341            NOT APPLICABLE
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda               HM11
     (Address of principal executive offices)                  (Zip Code)


                                 (441) 295-5950
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)
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Item 5. Other Events and Regulation FD Disclosure.

      On February 13, 2003, Platinum Underwriters Holdings, Ltd. issued a press release reporting its financial results for its first two months of operations ended December 31, 2002. A copy of the press release, as well as a financial supplement, are attached as Exhibits 99.1 and 99.2 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press release dated February 13, 2003 reporting financial results for Platinum Underwriters Holdings, Ltd.'s first two months of operations ended December 31, 2002.

Exhibit 99.2 Financial Supplement - Financial Information as of December 31,
2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PLATINUM UNDERWRITERS
                                              HOLDINGS, LTD.


                                              By: /s/  William A. Robbie
                                                 ------------------------
                                                  William A. Robbie
                                                  Executive Vice President,
                                                  Chief  Financial Officer
                                                  and Treasurer

Date: February 13, 2003


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                                  Exhibit Index

99.1 Press release dated February 13, 2003 reporting financial results for Platinum Underwriters Holdings, Ltd.'s first two months of operations ended December 31, 2002.

99.2  Financial Supplement - Financial Information as of December 31, 2002.